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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 18, 1996



                            YOUNG BROADCASTING INC.
                            -----------------------
               (Exact name of registrant as specified in charter)



      Delaware                         0-25042                   13-3339681
  ----------------------    -----------------------------       -------------
(State or other juris-      (Commission File Number)         (IRS Employer
diction of incorporation                                     Identification No.)



599 Lexington Avenue, New York               10022
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(Address of principal executive offices)  (Zip Code)


(212) 754-7070
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(Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS.

               On June 18, 1996, Young Broadcasting Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission a Registration Statement on Form S-3 in connection with a proposed public offering of shares of the Company's Class A Common Stock, $.001 par value, by the Company and certain selling stockholders of the Company, as more fully described in the press release attached hereto as Exhibit 1.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits
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  1            Press Release dated June 21, 1996.
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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    YOUNG BROADCASTING INC.


Date:  June 21, 1996                By     /s/ James A. Morgan
                                      --------------------------------------
                                            James A. Morgan,
                                            Executive Vice President

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                                 Exhibit Index
                                 -------------



Exhibit        Title
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  1            Press Release dated June 21, 1996